FIRST AMENDED AND RESTATED
                               SECURITY AGREEMENT

      THIS FIRST AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") entered into this 24th day of May, 2005, by and between Techsphere Systems International, LLC, a Georgia limited liability company (the "Debtor") and Cyber Defense Systems, Inc., a Florida corporation (the "Secured Party"), amends and restates the Security Agreement between the parties dated May 20, 2005.

      In consideration of the mutual covenants contained herein, the parties agree as follows:

      1. Grant of Security Interest. The Debtor hereby grants the Secured Party a security interest in the following-described property (collectively the "Collateral"):

            (a) Accounts Receivable and Other Intangibles. All of the Debtor's accounts, contract rights, instruments, documents, chattel paper, general intangibles (including, but not limited to, software, payment intangibles, chooses in action, tax refunds, and insurance proceeds); any other obligations or indebtedness owed to the Debtor from whatever source arising; all rights of the Debtor to receive any payments in money or in kind; all guaranties of the foregoing and security therefor; all the right, title, and interest of the Debtor in and with respect to the goods, services, or other property that gave rise to or that secure any of the foregoing and insurance policies and proceeds relating thereto; all rights of the Debtor as an unpaid seller of goods and services, including, but not limited to, the rights of stoppage in transit, replevin, reclamation, and resale; and all of the foregoing, whether or not now owned or hereafter created or acquired.

            (b) Inventory. All goods, merchandise, and other personal property now owned or hereafter acquired by the Debtor that are held for sale or lease, or are furnished to or to be furnished under any contract of services or are raw materials, work-in- process, supplies, or materials used or consumed in the Debtor's business, and all products thereof, and all substitutions, replacements, additions, or accessions therefor or thereto.

            (c) Machinery, Equipment, Furniture, and Fixtures. All machinery and equipment and furniture and fixtures now owned, or hereafter acquired, by the Debtor and used or acquired for use in the business of the Debtor, together with all accessions thereto and all substitutions and replacements thereof and parts therefor.

            (d) Proceeds. All cash and noncash proceeds of the foregoing, including, but not limited to, insurance proceeds, cash, checks, monies on deposit in any bank or banks, and accounts receivable; provided that this provision shall not be construed as a waiver of any restriction contained in this Security Agreement against alienating or encumbering the Collateral.

            (e) Documents and Similar Items. All ledger sheets, files, records, documents, and instruments (including, but not limited to computer programs, tapes, disks, diskettes, and related electronic processing software) evidencing an interest in or relating to the above.

      2. Obligations Secured. The obligations secured by this Security Agreement are:

            (a) Promissory Notes. Payment of the principal and interest due upon the Promissory Note dated May 20, 2005 in the principal amount of $1,000,000.00 (plus such additional amount as may be provided pursuant to Section 1 of that certain Agreement between Debtor and Secured Party of even date), and the Promissory Note dated May 24, 2005 in the principal amount of $250,000, in which the Debtor is the maker and the Secured Party is the payee (collectively, the "Promissory Note").

            (b) Other Covenants and Conditions. Performance or observance by the Debtor of the other covenants and conditions of the Promissory Note and of the covenants and conditions of this Security Agreement.

            (c) Other Obligations. Any other indebtedness, liability, or obligation of the Debtor to the Secured Party, however arising, whether now existing or herafter arising, due or not due, absolute or contingent, liquidated or unliquidated, including indebtedness, liabilities, and obligations on which the Debtor is jointly liable with other parties, provided the indebtedness, liability or obligation arises out of or relates to the Secured Party's negotiations with 21st Century Airships, Inc., or the McClure/Hadden/Fontaine creditors, as described in the Agreement between Debtor and Secured Party of even date.

            (d) Expenses of Secured Party. All expenses incurred or paid by the Secured Party for purposes of conserving and protecting the Collateral, including, but not limited to, reasonable attorney's fees and other legal expenses incurred in connection with retaking, holding, preparing for sale, and selling the Collateral.

            (e) Legal Expenses. Reasonable attorney's fees and other expenses incurred by the Secured Party in any legal proceeding, in the trial court or on appeal, brought to enforce or to collect any obligation secured by this Security Agreement, or to enforce any term or provision of this Security Agreement, including any legal proceeding brought to foreclose or otherwise realize upon the Collateral.

      3. Debtor's Representations And Warranties. The Debtor represents and warrants to the Secured Party that:

            (a) Organization. The Debtor is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Georgia, with all corporate powers necessary to own its assets and property and to carry on its business as now owned and conducted. Debtor's organizational identification number is ____________.

            (b) Authority. The Debtor has full corporate power and authority to execute and deliver this Security Agreement, to perform the Debtor's obligations under this Security Agreement, and the execution and delivery of this agreement has been duly authorized and approved by the Debtors board of managers. This Security Agreement will not result in or constitute a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of the articles of organization or operating agreement or any other charter document of the Debtor, or any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which the Debtor is a party or by which the Debtor, or any of the Collateral, is bound.

            (c) Ownership of Collateral. Debtor is the sole owner of the Collateral, free and clear of any and all liens or encumbrances, and will defend the same against all claims and demands of all persons.

            (d) Accounts Receivable. Each of the accounts receivable included in the Collateral is genuine, valid, and represents an existing claim arising out of products sold or services rendered by the Debtor to the account debtor.

      4. Debtor's Rights and Covenants.

            (a) Possession of Collateral. Until there is a default under the terms of this Security Agreement, the Debtor may retain possession of the Collateral and may use the Collateral in a manner not inconsistent with this Security Agreement.

            (b) No Disposition of Collateral. Except for its inventory, which the Debtor may sell, lease, or otherwise transfer in the ordinary course of the Debtor's business, the Debtor shall not sell, transfer, lease, license, or otherwise dispose of the Collateral.

            (c) Use of Collateral. The Debtor shall keep the Collateral in good order and repair and shall protect the Collateral from waste, loss, or damage. The Debtor shall not cause or permit the Collateral to be attached or affixed to real estate in such manner that it will become a fixture. Debtor shall not use or permit the use of the Collateral in violation of any applicable law, statute, ordinance, or regulation. Except for the sale of inventory and the use of equipment in the ordinary course of the Debtor's business, the Debtor shall not remove any collateral from the address set forth below for the giving of notices to the Debtor.

            (d) Liens, Encumbrances, and Taxes. The Debtor shall keep the Collateral free and clear of any and all liens and encumbrances, excepting only the lien created by this Security Agreement and the liens created upon the purchase of machinery and equipment. The Debtor shall pay when due all taxes, fees, or assessments imposed upon or with respect to the Collateral.

            (e) Records and Inspection. The Debtor shall at all times maintain complete and accurate records of the Debtor's business, specifically including Debtor's accounts receivable and contract rights, in accordance with generally accepted accounting procedures and practices. The Secured Party, and the Secured Party's agents or representatives, shall have the right to inspect and audit the Debtor's books and records at all reasonable times. The Secured Party, and the Secured Party's agents or representatives, shall also have the right to come upon Debtor's place of business for the purpose of inspecting or examining the Collateral or to take a physical inventory of the Debtor's inventory and stock of merchandise.

            (f) Insurance. The Debtor shall keep the Collateral insured against fire or other casualty in an amount equal to its full insurable value with loss payable to the Secured Party and the Debtor as their interests may appear at the time of loss, with priority in payment to the Secured Party. Such insurance shall be obtained under policies that are not subject to cancellation or modification by the insurer without at least 10 days' prior written notice to the Secured Party. The Debtor shall furnish the Secured Party with such evidence of the Debtor's compliance with this Section 4.6 as the Secured Party may, from time to time, reasonably require.

            (g) Name; Organization. Debtor will not change its name without the prior written consent of Secured Party.

      5. Default. Time is of the essence of this Security Agreement. Any of the following shall constitute a default under this Security Agreement:

            (a) Payment Defaults. The Debtor shall fail to pay when due any installment of principal or interest on any obligation secured by this Security Agreement.

            (b) Other Defaults. The Debtor shall fail to observe or perform any covenant, agreement, or provision contained in this Security Agreement to be performed by the Debtor (other than payment of the obligations secured) and such default shall continue for a period of 10 days after notice by the Secured Party to the Debtor of such default.

            (c) Representations and Warranties. Any representation or warranty made by the Debtor in this Security Agreement proves to have been untrue in any material respect as of the date when made or furnished.

            (d) Loss of or Damage to Collateral. Collateral with a book value of $5,000 or more, as determined from the Debtor's books, is lost, destroyed, stolen, or substantially damaged, and such loss, destruction, theft, or damage is not covered by insurance.

            (e) Financial Distress. The Debtor shall (a) discontinue business;
(b) make a general assignment for the benefit or creditors; (c) apply for or consent to the appointment of a receiver, a trustee, or liquidator of the Debtor or of all or a substantial part of the Debtor's assets; (d) be adjudicated a bankrupt or insolvent; (e) file a voluntary petition in bankruptcy or file a petition or answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief of debtors, or admit (by answer by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, arrangement, insolvency, or other proceeding (whether federal or state) relating to relief or debtors; (f) there shall have been entered any judgment, decree, or order entered by a court of competent jurisdiction that approves a petition seeking reorganization of the Debtor, appoints a receiver, trustee, or liquidator of the Debtor or of all or a substantial part of the Debtor's assets, or takes any other action that in the reasonable opinion of the Secured Party would jeopardize the security interest created by this Security Agreement; or
(g) the Debtor takes or omits to take any action for the purpose or with the result of effecting or permitting any of the foregoing.

            (f) Foreclosure Suit. Commencement of a foreclosure action or proceeding by any third party against the Collateral if the Secured Party reasonably determines that such action or proceeding would jeopardize the security interest created by this Security Agreement.

      6. Rights of Secured Party

            (a) Assignment. The Secured Party shall have the right to assign this Security Agreement and the interest of the Secured Party under this Security Agreement, or to grant a security interest in the same, upon terms that do not impair the rights of the Debtor under this Security Agreement, only if the Option to Merge described in the Agreement of even date between the Debtor and Secured Party is not exercised.

            (b) Acceleration and Remedies. Upon default by the Debtor, the Secured Party may, at the option of Secured Party, declare the unpaid balances of all indebtedness owed by the Debtor to the Secured Party immediately due and payable, and the Secured Party shall have and may exercise each and all of the remedies granted to the Secured Party by the Uniform Commercial Code, together with any other remedies which may be available to Secured Party under this Security Agreement or by applicable law.

            (c) Accounts Receivable. Following default by the Debtor, the Secured Party may notify any account debtor or obligor of Debtor to make payment to the Secured Party. The Debtor hereby authorizes the Secured Party to endorse any checks, drafts, or other instruments received by the Secured Party as the act and deed of the Debtor. At the request of the Secured Party at any time after the Secured Party is entitled to notify account debtors, the Debtor shall deliver to the Secured Party all original documents evidencing the sale and delivery of merchandise or services performed which created any of the accounts receivable that are part of the Collateral, including original contracts, orders, invoices, bills of lading, warehouse receipts, and shipping receipts. The Debtor shall also deliver to the Secured Party all security or guarantees held by the Debtor with respect to such accounts receivable.

            (d) Documents. Following default by the Debtor, or any time before default when the Secured Party reasonably deems the Secured Party to be insecure, the Secured Party may require the Debtor to deliver to the Secured Party all original documents, drafts, acceptances, notes, securities, instruments, and chattel paper that constitutes part of the Collateral.

            (e) Payment of Debtor's Obligations. If the Debtor fails to insure the collateral as required under the terms of this Security Agreement, or if the Debtor fails to pay any premium for such insurance, or fails to pay any tax, fee, or assessment imposed upon or with respect to the Collateral, or fails to pay any debt or obligation giving rise to any lien or encumbrance on the Collateral, Secured Party may pay the same, whether before or after default by the Debtor. All such amounts paid by the Secured Party shall constitute an obligation of the Debtor to the Secured Party, shall be payable upon demand, shall bear interest at three percentage points above the announced prime rate of [Name of Bank], and shall be secured by this Security Agreement.

            (f) Assembling the Collateral. In exercising its rights following default by the Debtor, the Secured Party may require the Debtor to assemble the Collateral and make the Collateral available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

            (g) Notice. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Secured Party shall give the Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made. For this purpose, notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable (provided that setting forth of this one commercially reasonable method of disposing of the collateral is not intended to limit its disposition to that method only).

            (h) Disposal of Collateral. In connection with any sale, lease, license, or other disposal (collectively a "sale") of the Collateral, the Debtor agrees that it is commercially reasonable to sell the Collateral at public or private sale as one lot or in several lots and at prices that are substantially lower than those for which the Collateral would sell in the ordinary course of retail sales. A public sale in the following fashion shall be conclusively presumed to be reasonable:

                  (i) The sale shall be held in the county of the Debtor's principal place of business or the county in which the Collateral, or any part of the Collateral, is located.

                  (ii) The sale shall be by auction, but the sale does not need to be conducted by a professional auctioneer.

                  (iii) The terms of sale shall require that payment be made at the time of the sale in cash or by cashier's check.

                  (iv) The Collateral shall be sold "as is" and without any preparation for sale.

                  (v) The Secured Party may bid on all or any portion of the Collateral.

            (i) Other Disposition. Secured Party shall be under no obligation to sell the Collateral and is under no obligation to complete a sale of the Collateral if, in the reasonable business judgment of the Secured Party, none of the offers received reasonably approximates the fair value of the Collateral. If the Secured Party elects not to sell the Collateral, the Secured Party may elect to follow the procedures set forth in the Uniform Commercial Code for retaining the Collateral in satisfaction of the obligations secured by this Security Agreement, subject to the Debtor's rights under such procedures.

            (j) Receiver. In addition to the other rights granted under this Security Agreement, the Secured Party shall, in the event of a default by the Debtor, be entitled to the appointment of a receiver for the Collateral as a matter of right whether or not the apparent value of the Collateral exceeds the outstanding principal amount of the obligations secured by this Security Agreement. Any receiver appointed may serve without bond. Employment by Secured Party shall not disqualify a person from serving as receiver.

            (k) Marshaling. The Secured Party shall not be required to marshal security and may proceed to foreclose or otherwise realize upon the Collateral and any other security for the obligations secured by this Security Agreement in such order and in such manner as the Secured Party may determine in the Secured Party's sole discretion.

      7. Financing Statements. Secured Party may from time to time, file one or more financing statements pursuant to the Uniform Commercial Code in order to perfect the Secured Party's security interest under this Security Agreement.

      8. Miscellaneous Provisions

            (a) Binding Effect. The provisions of this agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties; provided that this provision shall not be construed as a waiver of any restriction contained in this Security Agreement against alienating or encumbering the Collateral. If more than one person is named in this Security Agreement as the Debtor, each of such persons shall be jointly and severally liable for the obligations of the Debtor under this Security Agreement.

            (b) Notice. Any notice or other communication required or permitted to be given under this Security Agreement or the Uniform Commercial Code shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, and addressed to the parties at the following addresses:

            If to Debtor:        Techsphere Systems International, L.L.C.
                                 750 Hammond Drive, Building 10, Suite 100
                                 Atlanta, Georgia 30328
                                 Attn: Mike Lawson, President

            If to Secured Party: Cyber Defense Systems Inc.
                                 10901 Roosevelt Blvd.
                                 Suite 100D
                                 St. Petersburg, Florida 33716
                                 Attn: William C. Robinson, CEO

All notices and other communications shall be deemed to be given at the expiration of three days after the date of mailing. The address of a party to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other party.

            (c) Litigation Expense. If any legal proceeding is commenced for the purpose of interpreting or enforcing any provision of this Security Agreement, or for the purpose of collecting any obligation secured by this Security Agreement, the Secured Party shall be entitled to recover a reasonable attorney's fee in such proceeding, or any appeal thereof, to be set by the court without the necessity of hearing testimony or receiving evidence, in addition to the costs and disbursements allowed by law. In addition, the Secured Party shall be entitled to recover reasonable attorney's fees and legal expenses incurred by the Secured Party in connection with retaking, holding, preparing for sale, and selling the Collateral.

            (d) Waiver. No waiver of any provision of this Security Agreement or any obligation secured by this Security Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

            (e) Applicable Law. This Security Agreement shall be governed by and shall be construed in accordance with the laws of the state of Oklahoma.


                                        "Debtor"

                                        Techsphere Systems International, LLC

                                        By:
                                            ------------------------------------
                                            Mike Lawson, President


                                        "Secured Party"

                                        Cyber Defense Systems, Inc.

                                        By:
                                            ------------------------------------
                                            William C. Robinson, CEO